SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 30, 2010
Date of Report (date of earliest event reported)

LEGEND OIL AND GAS, LTD.
 (Exact name of registrant as specified in its charter)

Colorado	000-49752	84-1570556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

601 Union Street, Suite 4500
Seattle, WA 98101
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 838-9735

SIN Holdings, Inc.
(Former name or address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 30, 2010, Legend Oil and Gas, Ltd. (the “Company”) issued a press release regarding the Company’s acquisition of Piqua Petro, Inc. in Piqua, Kansas, as well as the Company’s name change from SIN Holdings, Inc. and 19 for 1 forward split.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press Release of Legend Oil and Gas, Ltd. dated November 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2010	SIN HOLDINGS, INC.
/s/ James Vandeberg
By:
James Vandeberg Chief Financial Officer, Secretary and Director